UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  June 27, 2006
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                             GIFT LIQUIDATORS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Oklahoma                  000-50675                73-0731559
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  (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)


   270 Laurel Street, 1st Floor Office, Hartford, CT                 06105
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        (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   (860) 728-1959
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01.      Changes in Registrant's Certifying Accountant.

         On June 27, 2006, the firm of Carlin, Charron & Rosen, LLP ("CCR") resigned as the independent registered public accounting firm engaged to audit our financial statements. CCR served as our independent registered public accounting firm since March 8, 2006. The resignation of CCR was accepted and approved by our Board of Directors by unanimous written consent, dated as of June 27, 2006.

         CCR's report on our audited consolidated financial statements as of and for the year ended December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         From the date of CCR's engagement, through the date of resignation, we had no disagreements with CCR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CCR's satisfaction, would have caused them to make reference to the subject matter of the disagreements in its report. In addition, during that time period, no "reportable events" occurred, as described in Item 304(a)(1)(iv) of Regulation S-B, except that CCR did inform us of certain material weaknesses in our internal controls necessary to develop reliable financial statements.

         We requested that CCR furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the response we received is filed as
Exhibit 16.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

         Exhibits
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          16.1     Letter from Carlin, Charron & Rosen, LLP, dated June 30, 2006




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            GIFT LIQUIDATORS, INC.


Date: June 30, 2006                         By:/s/ David Mladen
      --------------------------               --------------------------------
                                                   David Mladen
                                                   President





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